Exhibit 10.11

GENERAL CONTINUING GUARANTY

This GENERAL CONTINUING GUARANTY (as amended, restated, modified, supplemented, renewed or extended from time to time, this “Guaranty”), dated as of January 23, 2004, is executed and delivered by and among GOLDEN NUGGET EXPERIENCE, LLC, a Nevada limited liability company (the “Guarantor”), in favor of WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger, administrative agent and documentation agent for the below-referenced Lenders (in such capacity, together with its successors and assigns, if any, “Agent”), in light of the following:

WHEREAS, Poster Financial Group, Inc. (“PFG”), GNL, CORP. (“GNL”), and GNLV, CORP. (“GNLV”; GNLV together with PFG and GNL, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and the Lender Group (as defined below) are, contemporaneously herewith, entering into the below-defined Loan Agreement;

WHEREAS, in order to induce the Lender Group to extend financial accommodations to Borrowers pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrowers, whether pursuant to the Loan Agreement or otherwise, the Guarantor has agreed to guaranty the Guarantied Obligations (as defined below); and

WHEREAS, the Guarantor is an Affiliate of Borrowers, and will benefit by virtue of the financial accommodations from the Lender Group to Borrowers.

NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers, as follows:

1.                                       Definitions and Construction.

(a)                                  Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.  The following terms, as used in this Guaranty, shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Guaranty.

“Borrower” and “Borrowers” have the meanings set forth in the recitals to this Guaranty.

“Guarantied Obligations” means (a) the due and punctual payment of the principal of, and interest on, any and all premium on, and any and all fees, costs, expenses, and indemnities (including interest, costs, fees, expenses, and indemnities that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed) incurred in connection with or on, the Indebtedness owed by Borrowers to the Lender Group pursuant to the terms of the Loan Agreement and the other Loan Documents; (b) the due and punctual payment of all other present or future Indebtedness owing by Borrowers to the Lender Group; (c) the due and punctual payment of the principal of, and interest on, any and all premium on, and any and all fees, costs, expenses, and indemnities (including interest, costs, fees, expenses, and indemnities that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed) incurred in connection with or on, the Indebtedness owed by Borrowers to Bank Product Providers pursuant to the terms of the Loan Documents; and (d) the due and punctual payment of all other present or future Indebtedness owing by Borrowers to Bank Product Providers.

“Guarantor” has the meaning set forth in the preamble to this Guaranty.

“Guaranty” has the meaning set forth in the preamble to this Guaranty.

“Indebtedness” means, without duplication, any and all obligations (including the Obligations), indebtedness, or liabilities of any kind or character owed by Borrowers and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest, premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations (including interest, costs, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed), whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrowers are liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by any member of the Lender Group or the Bank Product Providers.

“Lender Group” means, individually and collectively, each of the Lenders and Agent.

“Lenders” means, individually and collectively, each of the lenders identified on the signature pages of the Loan Agreement, and any other person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

“Loan Agreement” shall mean that certain Loan and Security Agreement, of even date herewith, entered into among Borrowers, the Lenders, and Agent, and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with the Loan Agreement.

“Voidable Transfer” has the meaning set forth in Section 10 of this Guaranty.

(b)                                 Construction.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “include” and “including” are not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Any reference in this Guaranty to any of the following documents includes any and all permitted alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Agreement; this Guaranty; and the other Loan Documents.  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, the Lender Group, any Bank Product Provider, or the Guarantor, whether under any rule of construction or otherwise.  On the contrary, this Guaranty has been reviewed by the Guarantor, Agent, the Lender Group and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent, the Lender Group and the Guarantor.  Any reference herein to the payment in full of the Guarantied Obligations shall mean the payment in full in cash of all Guarantied Obligations other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Loan Agreement.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

2.                                       Guarantied Obligations.  The Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group and the Bank Product Providers, as and for its own debt, until payment in full thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of the Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants, and obligations of Borrowers contained in the Loan Agreement and under each of the other Loan Documents.

3.                                       Continuing Guaranty.  This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, the Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness (except as to future Bank Product Obligations owing by Borrowers or the Guarantor after the date on which all the Obligations (other than any Bank Product Obligations that are agreed to remain outstanding after the termination of this Agreement) are paid in full in accordance with the terms of the Loan Agreement and the Commitments of the Lenders are terminated).  If such a revocation is effective notwithstanding the foregoing waiver, the Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by the Guarantor, any Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of the Guarantor hereunder, and (e) any payment by any Borrower or from any source other than the Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of the Guarantor hereunder.

4.                                       Performance Under this Guaranty.  In the event that any Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Borrowers shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, the Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

5.                                       Primary Obligations.  This Guaranty is a primary and original obligation of the Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions.  The Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Agent for the benefit of the Lender Group and the Bank Product Providers, that the obligations of the Guarantor hereunder are independent of the obligations of any Borrower or any other guarantor, and that a separate action may be brought against the Guarantor, whether such action is brought against any Borrower or any other guarantor or whether any Borrower or any other guarantor is joined in such action.  The Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Lender Group or the Bank Product Providers of whatever remedies they may have against any Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Agent may at any time possess.  The Guarantor hereby agrees that any release which may be given by Agent to any Borrower or any other guarantor shall not release the Guarantor.  The Guarantor consents and agrees that neither any member of the Lender Group nor any Bank Product Provider shall be under any obligation to marshal any property or assets of any Borrower or any other guarantor in favor of the Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6.                                       Waivers.

(a)                                  To the fullest extent permitted by applicable law, the Guarantor hereby waives:  (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to the Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase the Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to the Guarantor under this Guaranty or any other Loan Documents to which the Guarantor is a party) and demands to which the Guarantor might otherwise be entitled.

(b)                                 To the fullest extent permitted by applicable law, the Guarantor hereby waives the right by statute or otherwise to require the Lender Group or the Bank Product Providers, to institute suit against any Borrower or to exhaust any rights and remedies which the Lender Group or the Bank Product Providers, have/has or may have against any Borrower.  In this regard, the Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to the Lender Group and Bank Product Providers, as applicable, by the Guarantor.  The Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and indefeasibly paid in cash, to the extent of any such payment) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

(c)                                  To the fullest extent permitted by applicable law, the Guarantor hereby waives:  (i) any rights to assert against the Lender Group or the Bank Product Providers, any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against any Borrower or any other party liable to the Lender Group or the Bank Product Providers; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender Group or the Bank Product Providers, including any defense based upon an election of remedies by the Lender Group under the provisions of §§ 580d and 726 of the California Code of Civil Procedure, or Nevada Revised Statute 40.430 or any similar laws of any other jurisdiction; (iv) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantor’s liability hereunder.

(d)                                 Until such time as all of the Guarantied Obligations have been fully and finally paid in full, to the extent permitted by applicable law:  (i) the Guarantor hereby waives and postpones any right of subrogation the Guarantor has or may have against any Borrower with respect to the Guarantied Obligations, including, without limitation, under any one or more of California Civil Code §§ 2847, 2848, and 2849 or any similar laws of any other jurisdiction; (ii) in addition, the Guarantor hereby waives and postpones any right to proceed against any Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, the Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any Borrower.

(e)                                  If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, the Lender Group or the Bank Product Providers may elect, in their sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of the Guarantor hereunder.  The Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures or any similar laws of any other jurisdiction, an election by the Lender Group or the Bank Product Providers nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of the Guarantor against any Borrower or other guarantors or sureties, and (b) absent the waiver given by the Guarantor herein, such an election would estop the Lender Group or the Bank Product Providers from enforcing this Guaranty against the Guarantor.  Understanding the foregoing, and understanding that the Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, the Guarantor hereby waives any right to assert against the Lender Group or the Bank Product Providers any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by the Lender Group or the Bank Product Providers nonjudicially to foreclose any such mortgage or deed of trust.  The Guarantor understands that the effect of the foregoing waiver may be that the Guarantor may have liability hereunder for amounts with respect to which the Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrowers or other guarantors or sureties.  The Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure or any similar laws of any other jurisdiction shall have no applicability with respect to the determination of the Guarantor’s liability under this Guaranty.

(f)                                    Without limiting the generality of any other waiver or other provision set forth in this Guaranty and to the fullest extent permitted by law, the Guarantor waives all rights and defenses that the Guarantor may have if Borrowers’ debt is secured by real property.  This means, among other things:

(i)                                     The Lender Group or the Bank Product Providers may collect from the Guarantor without first foreclosing on any real or personal property collateral that may be pledged by any Borrower.

(ii)                                  If the Lender Group or the Bank Product Providers foreclose(s) on any real property collateral that may be pledged by any Borrower:

(1)                                            the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

(2)                                            the Lender Group may collect from the Guarantor even if the Lender Group or the Bank Product Providers, by foreclosing on the real property collateral, has/have destroyed any right the Guarantor may have to collect from any Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have if Borrowers’ debt is secured by real property.  These rights and defenses are based upon

Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Nevada Revised Statute 40.430 or any similar laws of any other jurisdiction.

(g)                                 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, THE GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION.

(h)                                 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE LENDER GROUP, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION OR OTHERWISE.

(i)                                     Without affecting the generality of this Section, the Guarantor hereby also agrees to the following waivers:

(i)                                     The Guarantor agrees that the Lender’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Loan Documents.  The Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws of any other jurisdiction and agrees that Lender’s rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Loan Documents or later ceases to be liable.

(ii)                                  The Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws of any other jurisdiction with respect to its obligations under this Guaranty and agrees that Lender’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrower is responsible.  The enforceability of this Guaranty against the Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower’s obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor of Borrower’s obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Lender or any other person in connection with the Loan Documents.

(iii)                               The Guarantor waives all benefits and defenses it may have under California Civil Code Sections 2845, 2849 and 2850 or any similar laws of any other jurisdiction with respect to its obligations under this Guaranty, including the right to require Lender to (A) proceed against Borrower, any guarantor of Borrower’s obligations under the Loan Documents, any other pledgor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for the Guarantor’s benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower’s obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

The paragraphs in this Section 6 which refer to certain sections of the California Civil Code are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty.

7.                                       Releases.  The Guarantor consents and agrees that, without notice to or by the Guarantor and without affecting or impairing the obligations of the Guarantor hereunder, the Lender Group and the Bank Product Providers may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

8.                                       Termination.  The Guaranty made hereunder shall terminate when all the Guaranteed Obligations have been paid in full and the Lenders have no further commitment to lend under the Loan Agreement.  In connection with the foregoing, the Agent shall execute and deliver to Guarantor or Guarantor’s designee any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

9.                                       No Election.  The Lender Group and the Bank Product Providers shall have the right to seek recourse against the Guarantor to the fullest extent provided for herein and no election by the Lender Group or the Bank Product Providers to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group’s or the Bank Product Providers’ right to proceed in any other form of action or proceeding or against other parties unless Agent on behalf of the Lender Group or the Bank Product Providers has expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that the Lender Group or the Bank Product Providers finally and unconditionally shall have realized payment in full by such action or proceeding.

10.                                 Revival and Reinstatement.  If the incurrence or payment of the Guarantied Obligations or the obligations of the Guarantor under this Guaranty by the Guarantor or the transfer by the Guarantor to Lender of any property of the Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of Lender related thereto, the liability of the Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

11.                                 Financial Condition of Borrowers.  The Guarantor represents and warrants to the Lender Group and the Bank Product Providers that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations.  The Guarantor further represents and warrants to the Lender Group and the Bank Product Providers that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents.  The Guarantor hereby covenants that it will continue to keep itself informed of Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

12.                                 Payments; Application.  All payments to be made hereunder by the Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset.  All payments made by the Guarantor hereunder shall be applied in accordance with the provisions set forth in Section 2.4(b) of the Loan Agreement.

13.                                 Attorneys Fees and Costs.  The Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Lender Group or the Bank Product Providers in the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

14.                                 Notices.  All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.  All notices and other communications hereunder to the Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrowers in accordance with the Loan Agreement.

15.                                 Cumulative Remedies.  No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law.  No delay or omission by the Lender Group or the Bank Product Providers or Agent on behalf thereof to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.  No failure on the part of the Lender Group or the Bank Product Providers or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

16.                                 Severability of Provisions.  Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

17.                                 Entire Agreement; Amendments.  This Guaranty constitutes the entire agreement between the Guarantor and the Lender Group or Agent on behalf thereof pertaining to the subject matter contained herein.  This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the Guarantor and Agent on behalf of the Lender Group and the Bank Product Providers.  Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.  No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

18.                                 Successors and Assigns.  This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of each member of the Lender Group and the Bank Product Providers; provided, however, the Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Agent’s prior written consent and any unconsented to assignment shall be absolutely void.  In the event of any assignment or other transfer of rights by any member of the Lender Group or the Bank Product Providers, the rights and benefits herein conferred upon each member of the Lender Group and the Bank Product Providers shall automatically extend to and be vested in such assignee or other transferee.

19.                                 No Third Party Beneficiary.  This Guaranty is solely for the benefit of each member of the Lender Group and the Bank Product Providers and each of their successors and assigns and may not be relied on by any other Person.

20.                                 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE GUARANTOR AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

THE GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP AND THE BANK PRODUCT PROVIDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP AND THE BANK PRODUCT PROVIDERS REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.                                 Agreement to be Bound.  The Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Loan Agreement.  Without limiting the generality of the foregoing, by its execution and delivery of this Agreement, the Guarantor hereby: (a) makes to the Lender Group and the Bank Product Providers each of the representations and warranties set forth in the Loan Agreement applicable to the Guarantor fully as though the Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants for the benefit of the Lender Group and the Bank Product Providers (i) to do each of the things set forth in the Loan Agreement that Borrowers agree and covenant to cause their Subsidiaries to do, and (ii) to not do each of the things set forth in the Loan Agreement that Borrowers agree and covenant to cause their Subsidiaries not to do, in each case, fully as though the Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

GOLDEN NUGGET EXPERIENCE, LLC,
a Nevada limited liability company

By:	GNLV, CORP., as Sole Member

By:	/s/ Joanne Beckett
Name:	Joanne Beckett
Title:	VP & General Counsel

[SIGNATURE PAGE TO GUARANTY]

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WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent

By:	/s/ Rhonda Noell
Name:	Rhonda Noell
Title:	Senior Vice President

[SIGNATURE PAGE TO GUARANTY]

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